OPERATING AGREEMENT

OF

CHAMP RX, LLC

A

FLORIDA

LIMITED LIABILITY COMPANY

TABLE OF CONTENTS

Section 1: Formation, Name, Purpose, Term and Definitions

Section 1.1 Formation. The Parties to this Agreement hereby enter into a written Operating Agreement pursuant to the laws of the Florida, to set forth the terms and conditions of their joint undertaking as Members of the Company, and to carry out the purposes of the Company as further described herein, in accordance with the provisions of this Agreement and the laws of the Florida.

Section 1.2 Name. The name of the Company is CHAMP RX, LLC. The Company's business shall be conducted under said name and/or such other names as the Manager may from time to time deem necessary or advisable, provided that necessary filings under applicable Act is first obtained.

Section 1.3 Offices & Resident Agent. The name and address of the Resident Agent of the Company in Florida is:

United States Corporation Agents, Inc.
13302 Winding Oak Court
A
Tampa, FL 33612

The principle office of the Company shall be:
13792 NW 19th St.
Pembroke Pines, FL 33028

Or such other location as the Manager may, from time to time, designate by notice to the Members.

Mailing address for Company shall be:
13792 NW 19th St.
Pembroke Pines, FL 33028

Section 1.4 Purpose. The purpose and business of the Company shall be, but not limited to, developing, manufacturing, marketing, producing and selling nutraceutical products for legal uses, as well as to own and/or manage other companies and/or formation of subsidiary companies.

Section 1.5 Term. The term of the Company commenced on October 9, 2017, upon the acceptance for filing of the Articles of Organization of the Company with the State of Florida Department of State, and shall have a perpetual existence, unless earlier dissolved in accordance with Section 9.1 of this Agreement.

Section 1.6 Defined Terms. The defined terms used in this Agreement, unless the context otherwise requires, shall have the meanings specified herein or set forth in Exhibit B, which is attached hereto.

Section 2: Members, Percentage Interests, Capital Contributions

Section 2.1 Members. Exhibit A. The names, addresses, Capital Contributions and Percentage Interests of all Members shall be designated in Exhibit A, which is attached hereto. The Manager shall cause Exhibit A to be amended from time to time to reflect the withdrawal of one or more Members or the addition of one or more Members.

Section 2.2 Capital Contributions. On or prior to the date of this Agreement, each existing Member shall make a Capital Contribution to the Company in an amount set forth opposite such Member's name in Exhibit A.

Section 2.3 Members. Shannon Briggs and Alana Briggs own eighteen point seven five percent (18.75%) each and thirty seven and one half percent (37.5%) collectively; Timothy Chan and Rene Chan own eighteen point seven five percent (18.75%) each and thirty seven and one half percent (37.5%) collectively; and Corix Bioscience, Inc. owns twenty five percent (25%) of the Company. See Exhibit A for the Percentage Interests of each.

Section 2.4 Minimum Interest of the Manager. A Manager shall not be required to own an interest in the Company.

Section 2.5 Additional Capital Liability of Members. No Member shall have any obligation to contribute capital to the Company except to the extent of the Capital Contribution of such Member described in section 2. No Member of the Company shall have any obligation or duty to advance or loan funds to the Company for the purpose of satisfying liabilities of the Company or operating or carrying costs associated with the Company's business. No Member shall be personally liable for the obligations of the Company, whether arising in contract, tort or otherwise, solely by reason of being a Member of the Company.

Section 2.6 No Interest. No interest shall be paid or due by or from Company on any contributions to the capital of the Company, or any advances made by a Member to the Company.

Section 2.7 Indebtedness to Members. Any indebtedness of the Company owed to a Member shall provide that the payment of principal and interest (if any) shall be made only if, and to the extent that, payment of a distribution to the Member could then be made under applicable provisions of the law without imposition on the Member of any liability for repayment to the Company.

Section 2.9 Withdrawal of Capital by Interest Holders. Except as otherwise specifically provided in this Agreement, prior to the liquidation of the Company no Interest Holder shall have the right to require a return of his/her Capital Contribution or the balance of his/her/its Capital Account. There is no agreed upon time when the Capital Contribution of an Interest Holder is to be returned. No Interest Holder shall have any right to demand and receive property, in lieu of cash, in return of his/her/its Capital

Account. Provided however, the Company shall have the option to distribute property in lieu of cash in the event the Company does not have cash resources available to it for such purpose.

Section 3: Classes and Interests, Extraordinary Actions, Dilution

Section 3.1 Admission of Members. Subject to limitations set forth within this Agreement, the Manager shall have the right, at any time and from time to time, to admit one or more additional Member's, upon such terms and conditions as the Manager shall determine in its sole discretion, provided that it obtains prior written consent of a majority of Interest Holders and any such Person receiving a membership Interest shall make a Capital Contribution to the Company (in cash or other property) corresponding to the fair value of such Interest, as determined in the sole discretion of the Manager. Further, the Company reserves the right, if it so chooses in the future, to split Members into various Classes such as: Class A, which will always be comprised of the original Members and hold the most Interest in the Company, Class B which could be comprised of employees of the Company, and Class C which would be comprised of Investors within the Company. These Class structures would be set forth through an amendment to this Agreement and set forth within this Section.

Section 3.2 Conditions for New Members. Notwithstanding anything contained herein to the contrary, no Person at any time shall be admitted as a Member of the Company unless: The Person delivers to the Company a written instrument agreeing to be bound by the terms of this Agreement, as it may have been amended from time to time: and the admission of such Person as a Member will not result in the termination of the Company.

Section 3.3 Extraordinary Actions. The Company reserves the right to amend this section in order to empower the Manager to take necessary steps should an extraordinary action is needed.

Section 3.4 Dilution & Percentage Interests of the Classes. The Company reserves the right to amend this section in order to determine dilution of Interests should various Classes be established in the future.

Section 3.5 Merger and Consolidation. A Majority in Interest of the Members shall be required to approve whether the Company should be acquired by or otherwise enter into a merger or consolidation transaction with another limited liability company, or with a limited partnership, a corporation, or a business trust having transferable units of beneficial interest, regardless of whether the Company is the surviving entity of such transaction.

Section 4: Distribution of Cash & Proceeds

Section 4.1 Allocation and Distribution of Net Available Cash Flow and Net Capital Proceeds. All profits and losses are to be shared equally by the Members. Notwithstanding this section, the Manager shall have the right to modify the distribution

of Net Available Cash Flow with the prior written consent of a Majority in Interest of all Members.

Section 5: Management of the Company

Section 5.1 Appointment of Manager: Executive Employment. The Member(s) hereby appoint Shannon Briggs and Timothy Chan as the Managers of the Company. The Manager may enter into employment agreements with the Company further delineating the duties, rights, compensation and covenants of the Manager. Any employment agreements shall be read in conjunction with this Agreement.

Section 5.2 Exclusive Authority of Manager. Except as specifically provided in this Agreement and any Manager's employment agreement, the exclusive responsibility for managing the business and affairs of the Company is hereby granted to the Manager. Each of the Members appoints and authorizes the Manager to serve as the sole agent of the Company, (except to the extent that certain discretionary acts may be delegated by the Manager to certain executive employees or Members of the Company). The Manager may exercise all powers of the Company and do all such lawful acts necessary to manage the affairs and operations of the Company as are not by statute, regulations, Articles of Organization, or other applicable documentation required to be exercised or done by any of the other Members. Any person dealing with the Manager shall be authorized to rely upon the authority of the Manager to bind the Company in accordance with the rights, powers and duties described in this Agreement. The Manager shall be an "Authorized Person" of the Company, and shall be authorized to execute or file any document required or permitted to be executed or filed on behalf of the Company, or to otherwise act as an agent of the Company.

Section 5.3 Binding Authority with Respect to Documents. The Manager shall have the right, power and authority, acting at all times for and on behalf of the Company, to enter into and execute any agreement or agreements, promissory note or notes, and any other instruments or documents, and to undertake and do all acts necessary to carry out the purposes for which the Company was formed. In no event shall a party dealing with the Company with respect to any document signed or action undertaken on behalf of the Company have the right to inquire into:

- The necessity or expediency of any act or action of the Manager; or
- Personal information of the Manager if the Manager is a natural person; or
- Any act or failure to act of the Company; or
- The identities of Members other than the Manager; or
- The existence or non-existence of any fact or facts that constitute conditions precedent to acts by the Manager (including, without limitation, conditions, provisions and other requirements herein set forth relating to borrowing and the execution of encumbrances to secure the borrowing) or that are in any other manner germane to the affairs of the Company.

- Any and every Person relying upon any document signed or action taken by the Manager on behalf of the Company or claiming thereunder may conclusively presume that (i) at the time or times of the execution and/or delivery thereof, this Agreement was in full force and effect, (ii) any instrument or document was duly executed in accordance with the terms and provisions of this Agreement and is binding upon the Company without requiring the approval or consent of any of the Members thereof, and (iii) the Manager was duly authorized and empowered to execute and deliver any and every such instrument or document for and on behalf of the Company.

Section 5.4 Specific Authority. In furtherance and not in limitation of the provisions of Section 5.2 hereof and of other provisions of this Agreement, but subject to any limitations contained in this Agreement and a Manager's employment agreement (if drafted), the Manager is specifically authorized and empowered, in Manager's sole discretion, without regard to the approval thereof by the Members to:

a) Direct the employees of the Company to execute, acknowledge and deliver any and all documents, agreements, notes, contracts, bank resolutions, signature cards, releases, or other instruments on the Company's behalf;
b) Make any and all decisions that the Company may be entitled and/or required to make under the terms of any and all documents, agreements (including employment agreements), or other instruments relative to the ownership, management and supervision of the Company's business;
c) Execute for and on behalf of the Company, and in accordance with the terms of this Agreement, deeds absolute, mortgages (which term "mortgages" is hereby defined for all purposes of this Agreement to include Deeds of Trust, financing statements, chattel mortgages, pledges, conditional sales contracts, and similar security instruments), leases, contracts, promissory notes, or other legal documents all of which instruments so duly executed as provided herein shall be valid and binding upon the Company;
d) Cause the Company to incur indebtedness or obtain financing (including without limitation loans from Members or Affiliates of Members at competitive rates); to issue promissory notes or other evidences of indebtedness; to prepay in whole or in part, recast, increase, modify, or extend any liabilities, affecting the business of the Company and assumed in connection therewith; to provide security or collateral in connection with any Company indebtedness or to encumber or pledge any Company assets; to execute any extensions or renewals of encumbrances with respect to any assets used in the Company's business; and to confess judgment on behalf of the Company in connection with any Company borrowings;
e) Cause the Company to enter into leases of real or personal property in furtherance of any or all of the purposes of the Company;
f) Cause the Company to purchase real property or personal property and to make reasonable and necessary capital expenditures and improvements with respect to such property for use in connection with the operation and management of the Company's business; to finance such purchases or expenditures, in whole or in

part by giving the seller or any other person a security interest in the property purchased;

g) Cause the Company to sell, exchange, or otherwise dispose of any or all of the assets of the Company, or enter into any Capital Transaction involving the assets or business of the Company, including any or all of the components of the Company's business, whether such components are real property, personal property or intellectual property, mixed or intangible, such as goodwill, if any;
h) Cause the Company to redeem or acquire the Interest of any Interest Holder pursuant to the terms of this Agreement or pursuant to the Manager's authority hereunder, and to exercise any options or other rights with respect to the Interest of any Interest Holder, on behalf of the Company or for the Manager's own account;
i) Open accounts and deposit and maintain funds in the name of the Company in banks, savings and loans associations, money market funds, or other such financial instruments as the Manager deems necessary or appropriate;
j) Pay all costs or expenses connected with the operation and management of the Company, including all debts and other obligations of the Company, from its bank accounts by check or other customary means (without commingling with the funds of any other person);
k) Establish reserves in such amounts as the Manager shall deem appropriate;
l) Enter into, perform and carry out contracts with any Person, including any of the Members or Affiliates of the Members, at reasonably competitive rates of compensation for the performance of any and all services that may at any time be necessary, proper, convenient or advisable to carry on the Company's business, including entering into exclusive and non-exclusive arrangements;
m) Monitor the quality of services and products provided by vendors to the Company, and add, discharge, or replace such vendors as needed in accordance with Florida law;
n) Appoint and discharge executive employees of the Company and delegate specific duties and authority to persons who may or may not be employees of the Company;
o) Employ or engage Persons in the operation and management of the Company's business, on such terms and for reasonable compensation as the Manager shall determine (at arm's length prices and in keeping with comparable salaries for comparable work), in good faith, to be appropriate and in the best interests of the Company;
p) Approve the hiring and firing of all employees and agents of the Company, subject to the terms and conditions of any employment policies and procedures of the Company, and subject to the terms of this Agreement, any other written agreements and applicable Florida law;
q) Evaluate the performance of all employees and agents of the Company, including its executive employees, and monitor the quality of services provided by employees and agents of the Company;
r) Establish and monitor the compensation requirements (reasonable compensation set at arm's length prices and in keeping with comparable salaries for comparable

work) of all employees and agents of the Company, including its executive employees;

s) Apply for, make proffers and commitments with regard to and obtain any and all governmental permits, approvals, licenses necessary and appropriate in connection with or in anyway related to the Company's business;
t) Place and carry public liability, workmen's compensation, fire, extended coverage, business interruptions, error and omissions and such other insurance as may be necessary or appropriate for the protection of the interests and property of the Company;
u) Authorize the lending of money by the Company at prevailing interest rates, including lending to borrowers who may be Members or Affiliates of Members of the Company;
v) Initiate, settle and defend legal actions on behalf of the Company, including any litigation, arbitration, mediation, examination, investigation, inquiry, regulatory proceeding, or other similar matter contemplated by the Company, threatened by any person or in or with which the Company may become involved;
w) Submit a claim or liability involving the Company to arbitration;
x) Prepare, maintain, and disseminate returns, reports, statements and other information for distribution to the Internal Revenue Service, the District of Columbia, Franchise Tax Board or Secretary of State, the Members and for submission to any governmental or regulatory authority or agency;
y) Deal directly with relevant state and United States regulatory authorities on behalf of the Company and render decisions with respect to matters involving such authorities;
z) Cause the Company to create one or more wholly or partially owned domestic or foreign subsidiaries, which may be corporations, limited liability companies or other forms of business entities;
aa) Enter into agreements with Members as appropriate; and
bb) Generally, do all things consistent with any and all of the foregoing on behalf of the Company.

Section 5.5 Obligations of the Managers. The Manager shall take all actions that may be necessary or appropriate (i) for the continuation of the Company's valid existence as a LLC under applicable Florida laws; (ii) for the operation, management and supervision of the Company's business in accordance with the provisions of this Agreement and applicable laws and regulations.

The Manager shall oversee the preparation, review, and safekeeping of the Company's records and books of accounts of all operations, receipts and expenditures of the Company, and shall institute and maintain such internal controls as may be required to comply with all laws and regulations applicable to the Company.

The Manager shall deliver to the Members copies of "Information Tax Returns" required under applicable Federal or state income tax laws, including Internal Revenue Code of 1986, as amended, as soon as such return may reasonably be prepared, but not later than the due date of such return as may be extended pursuant to statutory or administrative

provision. Such returns shall reflect the allocation of profits or loses of the Company and other tax items as provided in this Agreement to each Member for the Fiscal Year then ended and shall serve as the annual accounting report to be provided to the Interest Holders (if any). The cost of all such reports shall be paid by the Company at the Company's expense.

The Manager shall deliver copies of this Agreement, the Articles of Organization or any amendments thereto to each Member.

Section 5.6 Duty to Consult. Except as otherwise specifically provided herein, the Manager has a duty to consult with and inform the Members of decisions made in his/her managerial capacity, after said decision has been made.

Section 5.7 Contracting on Behalf of the Company; Related Persons. The Manager, on behalf of the Company, may employ a Member, or Person related to or affiliated with a Member, to render or perform a service, or may contract to buy property from, or sell to, any such Member or other Person; provided, that (i) any such transaction shall be on terms that are fair and equitable to the Company, comparable to those charged to unrelated parties, and no less favorable to the Company than the terms, if any, known to be available from unrelated and unaffiliated Persons; and (ii) all parties with whom the Company contracts will of such qualifications to be consistent with requirements and guidelines of applicable Florida law. The Manager may employ, engage and contract with on behalf of the Company, such Persons, firms or corporations as the Manager, in the Manager's discretion, shall deem advisable for the operation and management of the business of the Company, including such managing agents, attorneys, accountants, insurance brokers, appraisers, experts, consultants, and lenders, on such reasonable terms and for such reasonable compensation, as the Manager, in the Manager's discretion, shall determine. Any such Person, firm or corporation, may include the Manager, or an Affiliate of the Manager, or entities otherwise retained or employed by the Manager or in which the Manager has an interest, provided the compensation paid is in accordance with normal fees charged by independent parties for similar services.

Section 5.8 Tax Elections. The Manager shall be authorized to take such actions as the Manager, in the Manager's discretion, deems necessary or desirable in order to comply with requirements of the Act as promulgated by the Internal Revenue Code of 1986, as amended, for the purposes of complying with Federal, state and local tax requirements. The Manager shall have the power on behalf of the Company, to make, or refrain from making, or to revoke, any elections and determinations referred to in the Act and the Internal Revenue Code of 1986, as amended, including, but not limited to the method(s) of depreciation, amortization of organizational expenses, and the method of accounting to be employed by the Company. All elections shall be made by the Manager with the Internal Revenue Service ("IRS"), as applicable, in his or her sole discretion, in consideration of the advice of the Company's accountant(s) and the underlying Interests of the Interest Holders as a whole. In the event that evidence shall be provided that such election was or shall become disadvantageous to any one or more of the Interest Holders, such evidence shall not be deemed to be a demonstration of the commission of an act of

willful misconduct or negligence on the part of the Manager. The Manager shall not be responsible to consider the impact on specific Members in making any elections.

Section 5.9 Tax Matters Partner. Shannon Briggs and Timothy Chan shall act as the "Tax Matters Partner(s)", under the Internal Revenue Code of 1986, as amended. The Tax Matters Partner shall, within fifteen (15) business days thereof, forward to each Member a photocopy of any correspondence relating to the Company received from the IRS that relates to matters that are of material importance to the Company and/or its Members. The Tax Matters Partner shall, within fifteen (15) business days thereof, advise each Member in writing of the substance of any conversation held with any representative of the IRS that relates to any such matters that are material to the Company and/or such specific Members. Any reasonable costs incurred by the Tax Matters Partner for retaining accountants or attorneys on behalf of the Company in connection with any IRS inquiry or audit of the Company shall be charged as expenses of the Company. The Tax Matter Partner shall provide each Interest Holder with copies of any notices of judicial or administrative proceedings and any other information required by law. The Company expenses of such proceedings shall be paid for by the Company out of its assets. With respect to any such matters, the Tax Matters Partner shall be entitled to make all decisions and enter into any agreements on behalf of the Company, which in his or her sole discretion are deemed to be reasonable under the circumstances. In any event, the Tax Matters Partner shall not be obligated to contest or otherwise challenge any adjustments made by the IRS. The Manager shall not be required to furnish additional funds to the Company for purposes of entering into or pursuing any proceedings on behalf of the Company. Each Member who elects to participate in any proceedings with respect to such matters shall be responsible for any expenses incurred by such Member in connection with such proceedings.

Section 5.10 Outside Activities. Subject to the provisions of any employment agreement, the Manager, on the Manager's own account or in conjunction with others, shall be authorized to engage in other business activities or possess interests in other ventures notwithstanding the Manager's duties and responsibilities as the Manager of the Company. Notwithstanding the foregoing restrictions, the Manager, and any Affiliates of the Manager, shall not be obligated to present to the Company any particular investment opportunity that may come to their attention even if such opportunity is of a character that might be suitable for investment by the Company or its Members.

Section 5.11 Resignation or Removal of the Manager. At any time, Shannon Briggs and/or Timothy Chan may resign as Manager upon giving at least ninety (90) days prior written notice to the other Members. Any successor Manager may resign upon giving at least ninety (90) days prior written notice to the other Members. A Manager may be removed only for cause, as defined in any employment agreement by the majority vote of the other Members. The withdrawal of the Manager shall be deemed to include:

- The death of the acting Manager;
- The dissolution of a Corporate Manager;

- The dissolution of a Manager that is a partnership or another LLC. The effective date of withdrawal under this section 5.11 shall be the date of the event giving rise to the withdrawal.

Section 5.12 Replacement of a Manager. In the event of the withdrawal of the Manager, the Members holding a majority interest may elect a successor. Any powers exercisable by the Manager under this Agreement or otherwise shall be exercisable by any successor Manager(s). If a successor is not elected, any powers conferred upon the Manager under this Agreement shall be exercisable by the Members pursuant to the Act or Law. Other than set forth in section 5.11, the withdrawing Manager is not required to withdraw as a Member.

Section 6: Rights, Duties, and Representations of Members

Section 6.1 No Authority to Act. In accordance with the Articles of Organization of the Company, no Member shall be an agent of the Company or have the authority to act on behalf of the Company solely by virtue of being a Member. The Members shall not take part in the management of the business nor transact any business for the Company in their capacity as Members, nor shall they have the power to sign for or to bind the Company; provided, however, the Members shall have the right to participate in certain decisions as provided herein. In the event that a Member is also an employee or agent of the Company, any activities of a Member in such capacity shall solely be under the supervision and direction of the Manager or other executive employees of the Company (if any).

Section 6.2 Meetings & Voting by Members. Meetings shall be held once a month as needed. Each Member has an equal vote. Written notice of the meeting must be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting. The only business that may be transacted at the meeting is as stated in the meeting notice.

The Members shall be authorized to vote concerning such matters as shall be specifically provided under the terms and conditions of this Agreement and such matters as shall be referred to the Members for voting by the Manager. Except as specifically provided in this Agreement, the unanimous consent of the Members shall not be required with respect to any matter concerning the Company, rather, a vote of the Majority shall constitute approval or disapproval by the Members.

Section 6.3 Review of Books & Records. The Manager shall be authorized to establish standards for restriction of the accessibility to the Members or to any Interest Holder of the Company documents and information relating to the Company. This authority shall include the right to restrict accessibility to such information to a particular Member or Interest Holder in the event such Person, directly or indirectly, becomes engaged in, or has otherwise acquired an interest in or an enterprise competitive with the Company's business. The Manager may maintain the confidentiality of trade secrets or any other information the disclosure of which the Manager believes in good faith to be detrimental or potentially damaging to the Company's business, or otherwise not in the best interests

of the Company. The Manager, in its sole discretion, determines what is confidential in nature and not available for review. The Manager may also restrict accessibility to matters required by law or by agreement with a third party to be kept confidential. Subject to the foregoing restrictions, any Member shall be authorized to review and inspect Company documents and information that may be required by law to be subject to review by Members. The Member must notify the Manager in writing at least ten (10) business days prior to the date requested to review. In said notice Member must state the nature of review. Inspection and review shall take place during normal business hours at the principal office of the Company. Any costs related to any inspection, such as photocopying, shall be the responsibility of the requesting Member.

Section 6.4 Representations and Warranties of Members. Each Member shall immediately notify the Manager if any of the statements made herein shall become adversely affected or untrue in any material aspect. Each of the Members represents and warrants to the Company as follows:

- The Member is the sole party in interest as to its participation in the Company;
- The Member is acquiring its interest without any present intention of selling or otherwise disposing of such interest at any particular time or on the happening of any particular event or circumstance, and that the Member has no reason to anticipate any change in circumstances or any other occasion or event which would cause the sale or other disposition of any interest. The Member acknowledges that the interest acquired is subject to certain restrictions on Transfer described herein and, accordingly, is not an entirely liquid investment;
- The Member is not engaged in, or otherwise holds an interest in, directly or indirectly, an enterprise competitive with the Company's business; and
- The Member understands that the Manager and the Company are represented in matters concerning the Company and this offering by common legal counsel. Accordingly, Members should not consider the common counsel of the Manager and the Company to be their independent counsel and should consult with their own legal counsel on all matters concerning the Company or an investment therein. The common legal counsel and other experts performing services for the Manager may also perform services for Affiliates of the Manager.

Section 6.5 Covenants Concerning Confidentiality. Each of the Members recognizes that its relationship with the Company may provide the Member with specialized knowledge, which, if used in competition with Company, could cause serious harm to the Company. Each of the Members acknowledges that the knowledge and information acquired by the Member concerning the Company's technology, ideas, strategies, services, finances, systems, forms, business methods and procedures, costs, prices, credit practices, existing and prospective contracts, personnel records, methods used and preferred by the Company's business and affiliates and all such relevant business knowledge and information, whether written or otherwise, constitute a vital part of the

Company's business and is confidential business information some of which may be trade secrets (hereinafter sometimes collectively referred to as the "Confidential Materials") except to the extent such information may be lawfully and readily available to the general public, and that such information may be acquired through its involvement and participation in the Company.

As a material inducement to the Company and the Manager to admit each of the Members to the Company, each of the Members covenants as follows:

The Member shall not at any time, without the written consent of the Company, directly or indirectly, use, divulge, furnish, make available or disclose for any purpose whatsoever, any aspect concerning the Confidential Materials, which has been made available to the Member as a result of its association with the Company.

Upon the termination of the Member's affiliation with the Company, the Member will return all Confidential Materials, whether prepared by the Company or by the Members, that constitute records of the Company or that contain any information relating to the Company's business. Such records shall include, by way of illustration and not in limitation of such category of items, all financial statements, records, reports, books, lists, files, letters, memoranda, disks and other materials, and information or data fixed in any tangible medium of expression from which can be perceived, reproduced or otherwise communicated any information or data relating to the Company's business.

Section 7: Transfer of Interests

Section 7.1 General Provisions. Members have first right of refusal to buy out other Members. If the other Members do not choose to purchase that interest of the departing Member, the interest can be sold at fair market value to another party who receives the approval of the Manager and under the terms and conditions of any other provision herein.

Section 8: Cessation of Membership

Section 8.1 Voluntary Withdrawal. No Member or Interest Holder shall be entitled to voluntarily withdraw from the Company prior to the termination of the Company. No Member or Interest Holder shall be entitled to receive the fair market value of its Interest in the Company at any time prior to the termination of the Company except to the extent otherwise provided in Section 9.3 hereof upon the dissolution and winding up of the affairs of the Company.

Section 8.2 Involuntary Withdrawal. Immediately upon the occurrence of an Involuntary Withdrawal of a Member, the successor or legal representative shall become a Member. If a Member should die or become disabled all rights revert to that Members spouse. Should both the spouse and Member be deceased or disabled, their interest shall pass to their heirs.

Section 9: Dissolution and Wind Up

Section 9.1 Events of Dissolution of the Company. Notwithstanding any provisions of the Act to the contrary, the Company shall be dissolved only upon the happening of any of the following events:

- Upon the expiration of the term as stated in the Articles of Organization;
- Upon the determination of a majority interest of the Members that the Company shall be dissolved; or
- Upon such time there are fewer than two Members of the Company.

Section 9.2 Continuation of Business. The cessation of membership by a Member of the Company shall not cause dissolution of the Company.

Section 9.3 Winding Up. If the Company is dissolved and the business of the Company is not continued in accordance with Section 9.1 (c) hereof, the Manager shall wind up the Company's affairs. In the event of the liquidation of the Company, a reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities. Upon winding up of the Company, it is the wish of the Members that all assets of the Company be sold and the profits (if any) to be equally divided among the Members.

Section 9.4 Articles of Cancellation & Articles of Dissolution. If the Company is dissolved, the Manager promptly will file Articles of Dissolution with the State of Florida Secretary of State, and upon the mailing of proper notices, shall file Articles of Cancellation with the State of Florida Secretary of State concerning the termination of the Company. If there is no Manager remaining, then the Articles shall be filed by the last remaining Member or a legal or personal representative of that last Member.

Section 10 Indemnification of the Managers

Section 10.1 General. The Company shall indemnify the Manager against all claims by Persons other than the Members or the Company which arise in connection with the business of the Company, including attorney's fees, and including any claim or liability arising by reason of an error of judgment, act or omission of such party, whether or not disclosed to the Members, provided that the actions (or the failure to act) of the Manager did not constitute gross negligence, willful misconduct, or willful misrepresentation with respect to such error, act or omission. Advances from the Company for payment of costs and attorney's fees as incurred shall be authorized only if the action was initiated by a third party who is not a Member and the indemnitee agrees to repay the advanced funds to the Company in the event they are not entitled to indemnification hereunder. Any indemnification under this section shall be recoverable only out of the assets of the Company, and no Member shall have any personal liability with respect thereto.

Section 10.2 Limitation of Liability. The Manager shall not be liable or accountable in damages to the Company or to any Interest Holders with respect to any act, omission, or

error in judgment, whether or not constituting negligence, taken in its capacity as the Manager on behalf of the Company, except for any act or omission constituting gross negligence, willful misconduct, or willful misrepresentation

Section 10.3 Successful Defense of Litigation. In addition to, and not in limitation of, any rights set forth in this Agreement or provided under the Act, the Manager, if successful on the merits or otherwise in the defense of any proceeding in which it was made a party by reason of acting in the capacity as Manager, shall be indemnified against reasonable expenses (including without limitation attorney's fees, other professional fees, court costs and travel costs) incurred by the Manager in connection with such proceeding.

Section 11: Amendment

Section 11.1 Required Vote as to Non-Economic Matters. With respect to any matters not specifically set forth in Section 11.2 hereof, the required vote for the approval of any proposed amendment to this Agreement shall be a Majority of the Members. The Manager, in consultation with the Company's legal counsel, shall make the determination of whether a proposed amendment shall constitute a matter of approval pursuant to this Section 11.1.

Section 11.2 Unanimous Consent for Certain Amendments. Notwithstanding the provisions of Section 11.1 hereof, if the effect of any proposed amendment to this Agreement or to the Articles of Organization would be to increase the liability of the Members, or to change the contributions required of the Members, the rights and interest of any Member in distribution from the Company or any Members' rights upon liquidation of the Company, such proposed amendment shall be adopted only upon the unanimous written consent of all the Members.

Section 12: Miscellaneous Provisions

Section 12.1 Books. All of the books of account, records, and data together with an executed copy of the Articles of Organization and any amendments thereto, shall at all times be maintained at the principal office of the Company, or at such place designated by the Manager.

Section 12.2 Banking. All funds of the Company shall be deposited in its name in such checking account or in other accounts as shall be designated by the Manager. All withdrawals therefrom are to be made upon checks signed by those persons who may from time to time be designated by the Manager.

Section 12.3 Accountants. All financial statements requiring delivery to the Members under this Agreement shall be audited by Certified Public Accountants chosen by the Manager. Such statements shall be prepared in accordance with the accounting procedures and elections as may be determined from time to time by the Manager in consultation with such accountants.

Section 12.4 Notices. All notices required under this Agreement shall be in writing and shall be deemed to have been given and effective three (3) days following deposit of same in a receptacle of the United States Postal Service by certified or registered mail, postage prepaid, or upon personal delivery or transmittal by electronic means.

Section 12.5 Further Assurances. The parites hereto shall execute, acknowledge, and deliver such further instruments the Manager may deem expedient or necessary in the operation of the Company and the achievement of its purpose, and shall perform such further acts and things as may be required or appropriate to carry out the intent and purpose of this Agreement.

Section 12.6 Integration. This Agreement constitutes the entire agreement among the parties pertaining to its subject matter and supersedes all prior and contemporaneous verbal and written agreements and undertakings of the parties in connection herewith.

Section 12.7 Binding Effect. Except as otherwise provided herein and subject to the restrictions on assignment set forth herein, all provisions of this Agreement shall be binding upon, and inure to the benefit of, and be enforceable by and against all paritics hereto and each of their respective heirs, executors, administrators, personal representatives, successors and assigns.

Section 12.8 Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original.

Section 12.9 Headings. The headings in this Agreement are for convenience only and have no legal effect.

Section 12.10 Gender. Wherever appropriate, any reference herein to the singular shall include the plural, any reference to the masculine shall include the feminine gender, and any reference to "it" shall include "his" or "her" or vice versa, as the case may be.

Section 12.11 Reimbursement for Company Expenses. The Company shall reimburse any Member or any Affiliate of a Member who has, prior to or after the execution of this Agreement, made payments for or on behalf of the Company, subject, however, to the terms of any other agreements of such Members with Company.

Section 12.12 Severability. Every provision of this Agreement is intended to be severable. If any provisions of this Agreement is found to be invalid or illegal such provision shall be curtailed, limited or eliminated to the extent necessary to remove such invalidity or illegality and so modified this Agreement shall continue in full force and effect.

Section 12.13 Incorporation by Reference. Every exhibit, schedule, or appendix attached to this Agreement and referenced herein is hereby incorporated into this Agreement by reference.

Section 12.14 Agency. Except as provided herein, nothing herein contained shall be construed to constitute any Member hereof the agent of any other Member hereof or to restrict the Members from carrying on their respective businesses or activities.

Section 12.15 Applicable Law. This Agreement shall be construed in accordance with the laws of Florida.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals on this _____ day of _______________, 2017.

CHAMP RX, LLC

Shannon Briggs, Member/Manager	12/14/17 Date
Alana Briggs, Member	Date
Timothy Chan, Member/Manager	12/14/17 Date
Rene' Chan Rene Chan, Member	12/14/17 Date
Authorized Signatory of Corix Bioscience, Inc.	12/14/17 Date

Exhibit A

Member Name	Address	Percentage
Shannon Briggs		18.75%
Alana Briggs		18.75%
Timothy Chan		18.75%
Rene Chan		18.75%
Corix Bioscience, Inc.		25%

Exhibit B

Definitions

For purposes of the Operating Agreement of CHAMP RX, LLC and the Exhibits attached thereto, the following terms shall, unless the context otherwise requires, have the meanings specified in this Exhibit B.

"**Act**" means the Florida Revised Limited Liability Company Act, as amended from time to time.

"**Affiliate**" means, with respect to any Member, any Person: a) which owns more than 50% of the voting interests of the Member; b) in which the Member owns more than 50% of the voting interest; or c) in which more than 50% of the voting interests are owned by a person that has a familial or business relationship with the Member.

"**Agreement**" means the Operating Agreement of the Company, as amended from time to time.

"**Capital Contribution**" means, with respect to any Member, the total amount of cash and the fair market value of any other assets contributed as Capital to the Company.

"**Capital Transaction**" means any transaction not in the ordinary course of business which results in the Company's receipt of cash or other consideration other than Capital Contributions.

"**Code**" means the Internal Revenue Code of 1986, as amended.

"**Company**" means the LLC formed and continued under this Agreement.

"**Executive Employee**" means an employee of the Company to whom the Manager has delegated specific duties and authority to carry out the operation and management of the Company's business.

"**Fiscal Year**" means any of the applicable periods ending on December 31st during the existence of the Company, or any other applicable period for which the Company shall close its books and records for accounting and tax reporting purposes.

"**Interest**" means an Interest Holder's entire economic right, title, and ownership interest in the Company at any particular time.

"**Interest Holder**" means any Person who owns an Interest, whether as a Member, or as an unadmitted economic transferee of or successor-in-interest to an Interest.